UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)      January 27, 2005




                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      1-9550                 62-1691861
-------------------------------        ------------         -------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)



            One Thousand Beverly Way
------------------------------------------------                  72919
              Fort Smith, Arkansas                         -------------------
    (Address of Principal Executive Offices)                    (Zip Code)


     Registrant's telephone number including area code         (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

The Company issued the press release attached hereto as Exhibit 99.1 in response to the 13-D/A filing on January 27, 2005 by Appaloosa Management, LP, Franklin Mutual Advisors, LLC, Formation Capital, LLC and Northbrook NBV, LLC.

Item 9.01   Financial Statements and Exhibits

         (a)      Exhibits

         Exhibit No.      Exhibit
         -----------      -------

               99.1       Press Release

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 2005           BEVERLY ENTERPRISES, INC.


                                   By: /s/ Pamela H. Daniels
                                     ------------------------------------
                                   Name:   Pamela H. Daniels
                                   Title:  Senior Vice President, Controller and
                                           Chief Accounting Officer

         Exhibit No.      Exhibit
         -----------      -------

               99.1       Press Release